Supplement to the
Fidelity® Small Cap Growth Fund
Class A, Class M, Class C, Class I and Class Z
September 29, 2017
Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Effective the close of business on February 2, 2018, new positions in Fidelity® Small Cap Growth Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on February 2, 2018, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by February 2, 2018, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by February 2, 2018, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since February 2, 2018, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 5) by a portfolio manager of the fund, and 6) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The following information supplements information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Effective June 1, 2018, Jennifer Fo and Slava Kruzement-Prykhodko have been named interim co-managers of the fund while the fund’s portfolio manager, Patrick Venanzi, is on a leave of absence from the firm. Mr. Venanzi is expected to return on August 30, 2018. Accordingly, the following information will supplement the information for Mr. Venanzi beginning June 1, 2018.

Jennifer Fo (interim co-manager) and Slava Kruzement-Prykhodko (interim co-manager) have managed the fund since June 2018.

ASCP-SUM-18-04 1.9881430.106	June 1, 2018